UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024

Precision BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38841	20-4206017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701

(Address of principal executive offices) (Zip Code)

(919) 314-5512

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2024, Precision BioSciences, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, the stockholders upon the recommendation of the Company’s Board of Directors, approved the amendment and restatement of the Precision BioSciences, Inc. 2019 Incentive Award Plan (the “2019 Plan” and, as amended and restated, the “Amended Plan”). The Amended Plan increased the number of shares of Common Stock (as defined below) of the Company available for issuance under the 2019 Plan by an additional 630,000 shares, subject to the annual increase on the first day of each calendar year beginning January 1, 2020 and ending on and including January 1, 2029 as calculated and originally prescribed by the 2019 Plan.

A summary of the Amended Plan was also included as part of Proposal No. 3 in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 25, 2024 (the “Proxy Statement”). The foregoing description of the Amended Plan provided herein and contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, a total of 5,219,553 shares of the Company’s common stock, par value $0.000005 (the “Common Stock”), were present in person or represented by proxy, representing approximately 75% of the Common Stock outstanding as of the April 8, 2024 record date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Proxy Statement.

Item 1 – Election of two Class II directors to serve until the Company’s annual meeting of stockholders to be held in 2027 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Stanley R. Frankel, M.D.	3,011,614	430,720	1,777,219
Samuel Wadsworth, Ph.D.	3,013,365	428,969	1,777,219

Item 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
5,162,463	46,031	11,059	0

Item 3 – Approval of the amendment and restatement of the 2019 Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
2,597,767	836,298	8,269	1,777,219

Item 4 – Approval of the adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve Item 3.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
2,649,161	786,749	6,424	1,777,219

Based on the foregoing votes, Stanley R. Frankel, M.D. and Samuel Wadsworth, Ph.D. were elected as Class II directors, and Item 2, Item 3, and Item 4 were approved.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Precision BioSciences, Inc. 2019 Incentive Award Plan, as Amended and Restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	June 10, 2024	By:	/s/ John Alexander Kelly
John Alexander Kelly Chief Financial Officer